LEASE

         THIS LEASE, made this 18th day of December, 1997, by and between B.D.B.P., Ltd., hereafter called Lessor, and Fountain Pharmaceuticals, Inc., hereafter called Lessee.

                                   WITNESSETH


ARTICLE 1 - GRANT AND TERM

         1.01 LEASED PREMISES:

         In consideration of the rents, covenants and agreements herein set forth, Lessor hereby leases to Lessee and Lessee hereby rents from Lessor those certain premises; hereafter called demised premises containing approximately 7,100 square feet of space, addressed as 7279 Bryan Dairy Road, Largo, Fl. 33777. Also included approximately 1,160 square feet of warehouse space behind unit 7245.

         1.02 ENTIRE PREMISES:

         The building or buildings and common areas of the center are hereinafter called the entire premises.

         1.03 USE OF COMMON AREAS:

         In addition to the demised premises Lessee shall have hereinafter defined Common Areas subject to this lease and to reasonable rules and regulations for use thereof as prescribed from time to time by Lessor.

         1.04 QUIET ENJOYMENT:

         Lessee shall have the right to quiet enjoyment of the demised premises, subject to the terms, conditions, and covenants of this lease.

         1.05 COMMENCEMENT:

         The Lease terms and Lessee's obligation to pay rent shall commence on the 1st day of January, 1998, ("Commencement Date"). Lessee agrees to pay $0 upon signing this Lease to cover the first month's rent per Article 2 and security deposit per Article 4.01.

                         Base Rent              Additional Rent             Sales Tax               TOTAL
                         ---------              ---------------             ---------               -----
First month                $6,000                      $0                    $420.00                $6,420
Sec. deposit       Transferred from                                                                  4,500
                   lease dated 3/7/96

         1.06 TERM:

         The term shall be for a period of Five (5) years, as hereinafter defined, plus the part of a month, if any, from the date of commencement of the term to the first day of the first full calendar month of the term. The dates will be from the 1st day of January, 1998 to the 31st day of December, 2002.

         1.07 Beginning January 1, 2001 providing Lessee is not in default and has met all terms and conditions of this Lease, Lessee may terminate this Lease by giving Ninety (90) days written notice and paying unamortized tenant improvements and leasing commissions which will not exceed $23,000.


   ARTICLE 2 - RENT

         2.01 BASE RENT:

         Lessee agrees to pay to Lessor as base rent for the demised premises the following sums plus all applicable sales tax. Rent shall be due and payable on the first day of each calendar month without any demand or setoff or deduction whatsoever (except as herein provided), at the office of the Lessor designated for notices. If the term shall commence upon a day other than the first day of a calendar month, then the rent is payable in advance for such fraction of a month until the beginning of the first full calendar month of the term, prorated on a daily basis.

                                            Annual            Monthly
                                            ------            -------
                           Year 1   $72,000.00                $6,000.00
                           Year 2   $74,500.00                $6,208.33
                           Year 3   $76,750.00                $6,395.03
                           Year 4   $79,150.00                $6,595.08
                           Year 5   $81.600.00                $6,800.00


         2.02 ADDITIONAL RENT:

         Lessee is required thereunder to pay to Lessor, in each year during the term of this Lease and any extension or renewal thereof, a sum equal to 6.8 percent of: such real estate taxes and assessments paid in the first instance by Lessor, and the annual aggregate operating expenses incurred by Lessor in the operation, maintenance and repair of the Premises which exceed base year 1997.

a. Any tax year commencing during any lease year shall be deemed to correspond to such lease year. A copy of the tax statement submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Premises of which the demised premises are a part, as well as the items taxed.

b. The term "Reasonable Operating Expenses" shall include but not be limited to water and sewer, garbage collection, maintenance, repair of plumbing, roofs, parking and landscaped areas, signs, insurance premiums, management fee, and wages and fringe benefits of personnel employed for such work.

c. The payment of the sums set forth in this Article 2.02 shall be in addition to the base rent payable pursuant to Article 2.01 of this Lease. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Lessor setting forth the computation of the amount due from Lessee. In the event the lease term shall begin or expire at any time during the lease calendar year, the Lessee shall be responsible for its pro rata share of additional rent under subdivisions a. and b. during the lease and/or occupancy time.

d. Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter during the term of this Lease or any renewal or extension thereof, Lessor may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee's share of Real Estate Taxes for such calendar year; (iv) Lessee's share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Lessee's share of Real Estate Taxes, and Operating Expenses. Said estimates will be in writing and will be delivered or mailed to Lessee at the Premises or other address per Article 17.02.

e. The amount of Lessee's share of Real Estate Taxes, and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month.

f. Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Lessor shall cause its accountants to determine the actual amount of the Real Estate Taxes, and Operating Expenses payable in such calendar year and Lessee's share thereof and deliver a written certification of the amounts thereof to Lessee. If Lessee has underpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Lessee shall pay the balance of its share of same within ten (10) days after the receipt of such statement. If Lessee has overpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Lessor shall either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's share of Real Estate Taxes, and Operating Expenses for the next following calendar year. A pro rata adjustment shall be made for a fractional calendar year.

g. Not withstanding the above only the excess of Reasonable Expenses over base year 1997 will be paid by Lessee.

         2.03 PAST - DUE RENT:

         If the Lessee shall fail to pay within seven (7) days after the same is due and payable any rent, additional rent, or any other amounts or charges provided for in this Lease, there shall become due and payable a late fee on the sixth day of the month equal to 5% of the total rent due, and 1% per day, for each day thereafter that the rent, additional rent, or any other amounts or charges are not paid. The Lessor may demand in any notice served on the Lessee that payment be made by cashier's check. The Lessor reserves the right to refuse late payments of rent, additional rent, or any other amount or charges, offered after the expiration of the Lessor's notice and demand. The late charges are imposed to reimburse the Lessor for additional costs in handling delinquent payments. Lessee will also be required to pay a $30.00 fee on any check written to Lessor by Lessee which is returned non-sufficient funds or similar wording.

         2.04 INCREASES IN BASE RENT :

                  Will be in accordance with schedule in Article 2.01

         2.05 COVENANT TO PAY RENT:

         The covenants of Lessee to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to B.D.B.P., Ltd.:

                         % Garcia Enterprises of Tampa, Inc.
                          15950 Bay Vista Drive, Suite 250
                          Clearwater, Fl.  33760


ARTICLE 3 - CONDUCT OF BUSINESS BY LESSEE

         3.01 USE OF PREMISES:

         The demised premises shall be used by Lessee solely for the purpose of conducting therein a business of Manufacturing Distribution and Research and Development Activities of Pharmacuetical, Cosmetics and related items. Lessee shall not suffer or permit all of any part of the demised premises to be used for any other business or purpose, or by any other person, without the prior written consent of Lessor, such consent not to be unreasonably withheld.

         3.02 GOVERNMENTAL REGULATION:

         Lessee, at its expense, shall comply with all federal, state, and local laws, ordinances, orders, rules, regulations, all agreements and covenants of public pertaining to any of the entire premises.

         3.03 WASTE OR NUISANCE:

         Lessee shall not commit or suffer to be committed any waste upon the demised premises or the entire premises or any nuisance or other act or thing, which may disturb the quiet enjoyment of any other tenant of the building.


ARTICLE 4 - SECURITY AND DAMAGE DEPOSIT

         4.01 Lessee, contemporaneously with the execution of this Lease, has deposited with Lessor the sum of *Four Thousand Five Hundred and 00/100 Dollars ($4,500 ), receipt of which is acknowledged hereby by Lessor, which deposit is to be held by Lessor, without liability for interest, as a security and damage deposit for the faithful performance by Lessee during the term hereof or any extension hereof. Prior to the time when Lessee shall be entitled to the return of this security deposit, Lessor may co-mingle such deposit with Lessor's own funds and to use such security deposit for such purpose as Lessor may determine. In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the term hereof or any extension hereof, the Lessor, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Lessor for all losses or damages sustained or to be sustained by Lessor due to such breach on the part of Lessee, including, but not limited to overdue and unpaid rent, any other sum payable by Lessee to Lessor pursuant to the provisions of this Lease, damages or deficiencies in the reletting of demised premises, and reasonable attorney's fees incurred by Lessor. Should the entire deposit or any portion thereof, be appropriated and applied by Lessor, in accordance with the provisions of this paragraph, Lessee upon written demand by Lessor, shall remit forthwith to Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited, and Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Lessee, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease. Lessee shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

*Security Deposit of $4,500.00 is transferred from Lease dated 3/7/96.

         4.02 In the event Lessor shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Lessor may assign said security deposit or any balance thereof to Lessor's assignee, whereupon Lessor shall be released from all liability for the return or repayment of such security deposit and Lessee shall look solely to the said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Lessee without the written consent of Lessor, and any assignment of encumbrance without such consent shall not bind Lessor.

ARTICLE 5 - CONTROL AND USE OF COMMON AREAS

         5.01 DESCRIPTION OF COMMON AREA:

         Common Areas are all those areas and facilities including, but not limited to parking area, driveways, sidewalks, walkways, landscaped areas, utility and drainage systems, utility rooms, hallways and improvements provided by the Lessor for the general use, in common, of tenants, their officers, agents, employees, customers, or persons having business with Lessee.


         5.02 CONTROL OF COMMON AREAS BY LESSOR:

         Common Areas are subject to the exclusive control and management of Lessor, who shall have the right from time to time to establish, modify, and enforce reasonable rules and regulations with respect to their use. The Lessor shall have the right to change the size and uses of Common Areas as the Lessor desires, provided said change does not adversely affect the Lessee's business operation.

ARTICLE 6 - UTILITIES

         6.01 Lessee shall pay for all utilities used at the demised premises except those included in Article 2.02. Specifically, the demised premises shall be separately metered for electricity use and the utility company shall bill Lessee directly. Lessor makes no representation as to the adequacy of the utilities available to the demised premises. Lessor shall not be liable for interruption in service resulting from any act or omission of the Lessor or any other cause whatsoever, except where caused by the negligence of the Lessor.

         6.02 The Lessor will pay for normal water consumption and sewer charges. All other costs of water and sewer shall be paid for by Lessee.

         6.03 Lessee will pay for dumpster to dispose of its refuge.

ARTICLE 7 - MAINTENANCE OF LEASED PREMISES

         7.01 CARE AND REPAIR OF DEMISED PREMISES:

a. Lessee shall, at all times throughout the term of this Lease, including renewals, and extensions, and at its sole expense, keep and maintain the demised premises in a clean, safe, sanitary, and first class condition and in compliance with all applicable laws, codes, ordinances, rules and regulations. Lessee's obligation hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of heating, air conditioning fixtures, equipment, and systems. Lessee shall within five (5) days of occupancy, contract with a licensed HVAC Maintenance Company to maintain the system in proper working order. The Lessee agrees to supply a copy of the Maintenance Agreement to the Lessor and shall at all times during the term of this Lease keep in full force a HVAC maintenance agreement. Provided, however, at Lessor's option, Lessor may obtain the HVAC maintenance agreement for the benefit of Lessee, and Lessee hereby agrees to pay to Lessor's contractor or to Lessor, the total annual cost of such services as soon as such is determined and billed to Lessee. Nothing herein is intended to release Lessee from and Lessee agrees to be responsible for the maintenance and repair or replacement of the HVAC system. Lessee has ten
(10) days from the commencement of this Lease to notify Lessor of any defects in the HVAC system. If Lessee does not notify Lessor within ten (10) days Lessee is deemed to have accepted premises in As Is condition. In addition, Lessee shall maintain, repair and replace, if necessary, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including regular painting thereof, all exterior entrances, windows, doors and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by the Lessee shall be equal in quality and class to the original work. The Lessee shall keep and maintain all portions of the demised premises and sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt and rubbish.

b. If Lessee fails, refuses or neglects to maintain or repair the demised premises as required in this Lease, after notice shall have been given Lessee, in accordance with Article 17.02 of this Lease, Lessor may make such repairs without liability to Lessor for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay Lessor all costs plus 15% for overhead incurred by Lessor in making such repair upon presentation to Lessee. Lessor shall repair, at its expense, the structural portions of the Building, provided however where structural repairs are required to be made by reason of the acts of Lessee, the costs thereof shall be borne by Lessee and payable by Lessee to Lessor upon demand.

c. The Lessor shall be responsible for all outside maintenance of the demised premises, including grounds and parking areas. All such maintenance which is the responsibility of the Lessor shall be provided as reasonably necessary to the comfortable use and occupancy of demised premises during business hours, except Saturdays, Sundays and holidays, upon the condition that the Lessor shall not be liable for damages for failure to do so due to causes beyond its control. Notwithstanding the foregoing of this subparagraph, all outside maintenance performed by Lessor shall be deemed "Operating Expenses" pursuant to Article 2.02

         7.02 SIGNS (See Exhibit C)

ARTICLE 8 - FIXTURES, ALTERATIONS, REPLACEMENTS

         Except as hereinafter provided, Lessee shall not make any alteration, additions, or improvements in or to the demised premises or add, disturb or in any way change any plumbing or wiring therein without the prior written consent of the Lessor. In the event alterations are required by any governmental agency by reason of the use and occupancy of the demised premises by Lessee, Lessee shall make such alterations at its own cost and expense after first obtaining Lessor's approval of plans and specifications therefore and furnishing such indemnification as Lessor may reasonably require against liens, costs, damages and expenses arising out of such alterations. Alterations or additions by Lessee must be built in compliance with all laws, ordinances and governmental regulations affecting the demised premises and Lessee shall warrant to Lessor that all such alterations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only upon Lessee obtaining and exhibiting to Lessor the requisite approvals, licenses and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the demised premises made by Lessee shall be equal in quality or better than original installation and shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default.


ARTICLE 9 - POSSESSION AND LIENS

         9.01 POSSESSION:

         Except as hereinafter provided, Lessor shall deliver possession of the demised premises to Lessee in the condition required by this Lease on or before the Commencement Date. The rentals herein reserved shall commence on the date when the improvements are substantially completed or possession of the demised premises is delivered by Lessor to Lessee, whichever comes first. Any occupancy by Lessee prior to the beginning of the term shall in all respects be the same as that of a Lessee under this Lease. Lessor shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the demised premises.

         9.02 MECHANIC'S LIEN

         Lessee shall not permit any mechanics' or other liens to be filed against the Premises or any fixture or improvements therein. If any lien is filed, Lessee shall have it discharged of record within ten (10) days after notice of filing. If Lessee fails to discharge the lien, Lessor may, at its option, do so by paying the full amount thereof, or otherwise, without any investigation or contest of validity, and Lessee shall pay to Lessor upon demand, as additional rent, the amount paid by Lessor, including Lessor's costs, expenses and attorney's fees. The interest of Lessor shall not be subject to liens for improvements made by Lessee. Lessee shall notify every contractor making improvements of this provision.

ARTICLE 10 - INSURANCE AND INDEMNITY

         10.01 LIABILITY INSURANCE:

         Lessee shall keep in force at its own expense throughout the term of this Lease , public liability insurance with respect to the demised premises and business operated by Lessee in such companies and in such form as are acceptable to Lessor, with minimum limits with respect to bodily injury and property damage of $1,000,000. Lessee shall have all such public liability policies endorsed to show the Lessor as an additional insured with respect to occurrences upon the demised premises. The Lessee's insurance policy will further provide for at least thirty (30) days notice to Lessor before substantial reduction of policy limits, cancellation, or any other policy changes adverse to the Lessor's interests. Lessee shall furnish Lessor with a copy of the policy or policies of such insurance or certificates thereof, within ten (10) days of the date of the Lease. If Lessee shall not comply with the provision of this Section Lessor may have required coverage issued and in such event, Lessee agrees to pay the premium for such insurance promptly upon Lessor's demand as additional rent. Nothing herein contained shall require the Lessor to be liable for any loss occasioned by fire or other casualty to personal property or fixtures of the Lessee, its agents, employees, assignees, sublessees, bailors, invitees, or any other person, firm, or corporation upon any part of the demised premises.


ARTICLE 11 - CONSENT REQUIRED

         11.01 Lessee shall not assign this Lease in whole or in part, nor sublet all or any part of the demised premises, nor permit others to use the demised premises, without the prior written consent of Lessor, said consent not to be unreasonably withheld. Consent by Lessor to any assignment of subletting shall not constitute a waiver of subletting. Notwithstanding any assignment or sublease, Lessee and guarantors of this Lease, if any, shall remain fully liable on this lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease unless released in writing by the Lessor. A transfer, conveyance, or assignment of more than fifty-one percent (51%), of Lessee's stock, if Lessee is a corporation, shall be deemed an assignment for the purposes of this section.


ARTICLE 12 - DEFAULT OF LESSEE

         12.01 If Lessee shall default in the payment of the rent reserved herein, or in the payment of any item of additional rent or other monies due hereunder or any part of same, then this Lease and the term hereof shall, at the option and election of the Lessor, wholly cease and terminate upon three (3) days written notice.

         12.02 If Lessee shall violate or default any of the other covenants, agreements, stipulations, or conditions herein, and such violation or default shall continue for a period of ten (10) days after written notice of such violation or default shall have been given by Lessor to Lessee, then it shall be optional for Lessor to declare this Lease forfeited and the said term ended.

         12.03 If Lessor shall declare this Lease forfeited and terminated as provided for in the preceding paragraphs, the Lessor may at Lessor's option, terminate and end this Lease and re-enter upon the property, whereupon the term thereby granted, and at the Lessor's option, all right, title and interest in or under it shall end and Lessee becomes a tenant at sufferance or else said Lessor may at Lessor's option, elect to declare the entire rent for the balance of the term or any part thereof, due and payable forthwith, and may proceed to collect the same either by distress or otherwise, and thereupon said term shall terminate at the option of the Lessor, or else the said Lessor may take possession of the premises and rent the same for the account of the Lessee, the exercise of any of which options herein contained shall not be deemed the exclusive Lessor's remedy. The expression entire rent for the balance of the term as used herein, shall mean all of the rent for prescribed to be paid by the Lessee unto the Lessor for the full term of this Lease, less however, any payments that have been made on account of and pursuant to the terms of said Lease.

         12.04 Neither this Lease, nor any interest therein, nor any estate thereby created shall pass to any trustee or receiver of assignee for the benefit of creditors or otherwise by operation of law. In the event the estate created hereby shall be taken in execution or by other process of law or if Lessee shall be adjudicated insolvent or bankrupt pursuant to provisions of any state or federal insolvency or bankruptcy act or if a receiver or trustee of the property of Lessee shall be appointed by reason of Lessee's insolvency or inability to pay its debts or if any assignment shall be made of Lessee's property for the benefit of creditors or if any reorganization preceding under the federal laws be instituted by or filed against Lessee, then and in any of such events, Lessor may, at its option, terminate this Lease and all rights of Lessee herein by giving to Lessee notice in writing of the election of Lessor so to terminate. Lessee shall not cause or give cause for the institution of legal proceedings seeking to have Lessee adjudicated bankrupt, reorganized, or rearranged under the bankruptcy laws of the United States, and shall not cause or give cause for the appointment of a trustee or a receiver for Lessee's assets and shall not make an assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition or the appointment of a trustee or receiver is vacated within thirty (30) days after such allowance or appointment.

         12.05 Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause or in the event of Lessor obtaining possession of the leased premises by reason of the violation by Lessee of any of the covenants or conditions of this Lease or otherwise.

         12.06 ATTORNEY'S FEES:

         The prevailing party shall be entitled to recover all reasonable attorney's fees incurred by him in and about the enforcement or defense of this Lease and the parties' Lessor/Lessee relationship.


ARTICLE 13 - ACCESS BY LESSOR

         13.01 Lessor or Lessor's agent shall have the right to enter the leased premises at all times, upon reasonable notice of not less than twenty-four (24) hours, excluding emergency situation, to examine the same and to show them to prospective purchasers or Lessees of the building. During the three (3) months prior to the expiration of the term of this Lease, or any renewal term, Lessor may exhibit the premises to prospective Lessees or purchasers and place upon the premises the usual notices "TO LET or "FOR SALE", or similar wording, which notices Lessee shall permit to remain thereon without molestation. If Lessee shall not be personally present to open and permit entry into said premises at any time, when for any reason an entry therein shall be necessary in an emergency, Lessor or Lessor's agents may enter the same by forcibly entering the same without rendering Lessor or such agent liable therefore and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Lessor any obligation, responsibility, or liability whatsoever, for the care, maintenance, or repair of the building, or any part thereof, except as otherwise herein specifically provided.


ARTICLE 14 - LESSEE'S PROPERTY

         14.01 TAXES ON LESSEE'S LEASEHOLD:

         Lessee shall be responsible for and shall pay before delinquency, all municipal, county, state, and federal taxes assessed during the term of this Lease against personal property of any kind owned by or placed in, upon, or about the demised premises by the Lessee.

         14.02 LOSS AND DAMAGE:

         Lessor shall not be liable for any damage to property of Lessee or of others located on the demised premises, nor for the loss of or damage to any property of Lessee or of others by theft or otherwise, from any act or omission of the Lessor or from any other cause. Lessor shall not be liable to Lessee and the Lessee shall hold Lessor harmless from and indemnify Lessor against any claims arising from injury to or death of persons, or damage to property, resulting from fire, explosion, falling plaster, storm gas, electricity, water, flood, air pollution, rain, or leaks from any part of the demised premises, or from the pipes, appliances, or plumbing works, or by dampness, by the acts or omissions of the Lessor or its agents, employees and contractors, or by any other cause of whatever nature.

         14.03 NOTICE BY LESSEE:

         Lessee shall give immediate oral and written notice to Lessor in case of fire or other casualty, or accidents in the demised premises, or in the building, or of defects therein or in any fixtures or equipment.


ARTICLE 15 - HOLDING OVER

         15.01 This Lease and the tenancy hereby created shall cease and terminate at the end of the original term hereof, or any extension or renewal thereof, without the necessity of any notice from either Lessor or Lessee, to terminate the same, and Lessee hereby waives notice to vacate the demised premises and agrees that the Lessor shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a Lessee holding over to the same extent as if statutory notice had been given.

         15.02 Any holding over after the expiration of the term hereof with the consent of the Lessor, shall be construed to be a tenancy from month to month at a rent thirty percent (30%) greater than the base rent and additional rent herein specified (prorated on a monthly basis), and shall otherwise be on the terms and conditions hereby specified, so far as applicable.

ARTICLE 16 - EMINENT DOMAIN

         In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the premises during the term thereof, the following provisions shall apply:

         16.01 If the whole of the premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

         16.02 If any part constituting less than the whole of the premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the demised premises so as to render the demised premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the demised premises taken. Lessor reserves the right, at its option, to restore the Building and the demised premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee, within thirty (30) days following the date possession shall be taken by the condemning authority, of Lessor's intention to restore. Upon Lessor's notice of election to restore, Lessor shall commence restoration and shall restore the Building and the demised premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of condemnation or sale proceeds adjustments by Lessor, and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the demised premises restored.

         16.03 In the event of any condemnation or taking as aforesaid, whether whole or partial, Lessee shall not be entitled to any part of the award paid for such condemnation and Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right to claim to any part thereof.

         16.04 Although all damages in the event of any condemnation shall belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the demised premises, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment. However, Lessee shall have no claim against Lessor, make any claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said Lease or loss of any possible value of said Lease, or any unexpired term, renewal or extension.

ARTICLE 17 - MISCELLANEOUS

         17.01 ENTIRE AGREEMENT

         This Lease and riders attached hereto and forming a part hereof set forth all of the covenants, promises, agreements, conditions or understandings, whether oral or written between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

         17.02 NOTICES

         Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be delivered in person or sent by United States certified mail, postage prepaid, return receipt requested, and shall be addressed (a) if to Lessee, at the demised premises, or at such other address as the Lessee shall designate by written notice, and (b) if to Lessor, at 15950 Bay Vista Drive, Suite 250, Clearwater, Fl. 33760 or at such other address as Lessor may designate by written notice. The notice shall be deemed served when personally delivered or when deposited with the U.S. Postal Service.

         17.03 This Lease shall be construed according to the laws of the State of Florida.

         17.04 VENUE:

         Lessee and Lessor hereby agree that in the event either party files a suit to protect their rights under this Lease, that venue shall be in the Circuit Court for Pinellas County, Florida. Lessee and Lessor waive any venue rights to institute suit in a jurisdiction other than in the Judicial Court for Pinellas County, Florida.

         17.05 RADON GAS:

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.


ARTICLE 18 - DESTRUCTION OF PREMISES

         In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:

         18.01 If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the ninetieth (90th) day following the damage, give Lessee written notice of Lessor's election to terminate this Lease.

         18.02 If the cost of restoration as estimated by Lessor will equal or exceed fifty percent (50%) of said replacement value of the Building and if the demised premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Lessee, then Lessee may, no later than the ninetieth (90th) day following the damage, give Lessor a written notice of election terminate this Lease.

         18.03 If the cost of restoration as estimated by Lessor shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the demised premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of insurance adjustments by Lessor, and Lessee shall have no right to terminate this Lease except as herein provided. Lessor shall not be responsible for restoring or repairing leasehold improvement of the Lessee.

         18.04 In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid up to that date. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

         18.05 In any case where damage to the Building shall materially affect the demised premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Lessee, its employees, agents, contractors or licensees, a portion of the rent based upon the amount of the extent to which the demised premises are rendered unsuitable in Lessor's reasonable opinion shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Lessee as aforesaid and if Lessor shall elect to rebuild, the rent shall not abate and the Lessee shall remain liable for the same.


ARTICLE 19 -  SUBORDINATION

         19.01 This Lease shall be subordinated to any mortgages that may exist or that may hereafter be placed upon the demised premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidence by such mortgages, and to all renewals, replacements and extensions thereof. In the event of execution by Lessor after the date of this Lease of any such mortgage, renewal, replacement or extension, Lessee agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

         19.02 Such holder shall not disturb the possession and other rights of Lessee under this Lease so long as Lessee is not in default hereunder,

         19.03 In the event of acquisition of title to the demised premises by such holder, such holder shall accept the terms as Lessor of the demised premises under the terms and conditions of this Lease and shall perform all obligations of Lessor hereunder, and

         19.04 The Lessee shall recognize such holder as Lessor hereunder. The Lessee shall, upon receipt of a request from Lessor therefore, execute and deliver to Lessor or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Lessee's performance under this Lease, or setting forth any such offsets or defenses claimed by Lessee, as the case may be.

ARTICLE 20 - ATTORNMENT

         20.01 In the event of a sale or assignment of Lessor's interest in the Premises, or the Building in which the demised premises are located or in this Lease, or if the Premises come into custody or possession of a mortgagee or any other party, whether because of a mortgage or any other party, whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder; provided, however, Lessee's peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease and shall not be in default hereunder. Lessee shall execute on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.


ARTICLE 21 - NOVATION IN THE EVENT OF SALE

         21.01 In the event of the sale of the demised premises, Lessor shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Lessor herein. Notwithstanding the foregoing provisions of this Section, Lessor, in the event of a sale of the Demised premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the demised premises assumes and agrees to carry out all of the covenants and obligations of Lessor herein.

         21.02 The Lessee agrees to any time and from time to time upon not less than five (5) days prior written request by the Lessor to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect and if modified, stating the modifications and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the demised premises.


ARTICLE 22 - SUCCESSORS AND ASSIGNS

The terms, covenants, and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

ARTICLE 23 -  HAZARDOUS MATERIALS

         Lessee shall not knowingly cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Building by Lessee, its agents, principals, employees, assigns sublessees, contractors, consultants or invitees without the prior written consent of Lessor, which consent may be withheld for any reason whatsoever or for no reason at all. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or around the Building caused or permitted by Lessee (or the aforesaid others as defined above) results in contamination of the Premises or the Building or the surrounding area(s), or if contamination of the Premises or the Building or the surrounding area(s) by Hazardous Material otherwise occurs for which Lessee is legally, actually or factually liable or responsible to Lessor (or any party claiming by, through or under Lessor) for damages, losses, costs or expenses resulting therefrom, then Lessee shall fully and completely indemnify, defend and hold harmless Lessor (or any party claiming by, through or under Lessor) from any and all claims judgments, damages, penalties, fines, costs liabilities or losses [including, without limitation; (i) diminution in the value of the premises and/or the Building and/or the land on which the Building is located and/or any adjoining area(s) which Lessor owns or in which it holds a property interest; (ii) damages for the loss or restriction on use of rentable or usable space of any amenity of the Premises, the Building or the land on which the building is located; (iii) damages arising from any adverse impact on marketing of space; and (iv) any sums paid in settlement of claims, attorneys' fees, consultants fees and expert fees] which arise during or after the term of this Lease, as may be extended, as a consequence of such contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Building. Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises, the Building or the surrounding area(s) caused or permitted by Lessor (or the aforesaid others) results in any contamination of the Premises, the Building or the surrounding area(s), Lessor shall immediately take all actions at its sole expense as are necessary or appropriate to return the Premises, the Building and the surrounding area(s) to the condition existing prior to the introduction of any such Hazardous Material thereto; provided that Lessor's prior written approval of such actions by Lessee shall be first obtained. The foregoing obligations and responsibilities of Lessee shall survive the expiration or earlier termination of this Lease.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CAR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. "Hazardous Material" includes any and all material or substances which are defined as "hazardous waste," "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCB's") and petroleum.

         Lessor and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Lessee is complying with the terms of this Lease. If Lessee is not in compliance with this Lease, Lessor shall have the right to immediately enter upon the Premises to remedy any contamination caused by Lessee's failure to comply, notwithstanding any other provision of this Lease. Lessor shall use its best efforts to minimize interference with Lessee's business, but shall not be liable for any interference caused thereby.

         Any non-compliance by Lessee with its duties, responsibilities and obligations under this Item 23 shall be an "automatic" (no notice of any nature from Lessor to Lessee being required) default of this Lease.

         Lessor hereby acknowledge that Lessee uses some Hazardous materials in its production process but Lessee will store and use these materials as prescribed and Lessee will be fully responsible for any damage or costs of clean up as specified in this article.

         IN WITNESS WHEREOF, this Lease has been duly and properly executed the day and year first above written:

Dated:   January 12, 1998                     B.D.B.P., Ltd.
         -----------------                    LESSOR
                                              By /s/ Manuel Garcia
                                                 ---------------------
                                                     Manuel Garcia
                                              Its:   General Partner

Dated:   January 12, 1998                    Fountain Pharmaceuticals, Inc.
         -----------------                    LESSEE
                                              By /s/ John C. Walsh
                                                 ---------------------
                                                       John Walsh
                                              Its:     President

                                    EXHIBIT A

                              RULES AND REGULATIONS

                       Attached to and forming part of the
                               AGREEMENT OF LEASE


                    Leased to Fountain Pharmaceuticals, Inc.

                             Dated December 18, 1997

Lessee agrees that it will:

1. not waste any of the utilities furnished by Lessor;

2. not use the plumbing facilities for any purpose other than that for which they are constructed, and not throw any foreign substance of any kind therein; and will pay the expense of any breakage, stoppage, or damage resulting from such violation;

3. deposit trash, refuse, garbage and waste material at the location and in the container or containers specified by Lessor for such purposes;

4. not install any window blinds or shades without the written consent of Lessor;

5. not display, store or keep any merchandise, materials or refuse outside the demised premises, or in any way obstruct entries, halls, stairways, lavatories, or other common areas;

6. not solicit business in the common areas or parking areas; and not distribute any handbills or other advertising matter in the common areas or on vehicles in the parking areas;

7. use, and cause its principals, employees, agents and contractors to use, the parking areas in the manner prescribed by Lessor, including , but not limited to, appropriate use by Lessee, its principals, employees, agents and contractors of employee parking areas, if such be designated;

8. No loud speakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of the Lessor.

9. The exterior areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Lessor, and Lessee shall not place or permit any obstruction or merchandise in such areas.

                                    EXHIBIT B
                                    GUARANTY
                       Attached to and forming part of the
                               AGREEMENT OF LEASE

GUARANTY OF LESSEE'S OBLIGATIONS UNDER AGREEMENT OF LEASE BETWEEN: B.D.B.P., Ltd., as LESSOR and Fountain Pharmaceuticals, Inc. as LESSEE.

The undersigned, in consideration of the leasing of the demised premises described in the attached Lease to Lessee, at the request of the undersigned and on the faith of this Guaranty, hereby absolutely, unconditionally and irrevocably guarantee(s) to Lessor the full and complete performance of all of Lessee's covenants and obligations under said Lease and the full payment of Lessee of all rentals, additional rentals and other charges and amounts required to be paid thereunder, and the undersigned will pay all of Lessor's expenses, including attorney's fees, incurred in enforcing the obligations of Lessee under said Lease or incurred in enforcing this Guaranty.

The undersigned hereby waive(s) all requirements of notice of the acceptance of this Guaranty, all requirements of notice of breach or non-performance by Lessee, any necessity of proceeding first or simultaneously against Lessee, and all rights of the undersigned under the Laws of the State of Florida. The obligations hereunder of the undersigned shall remain fully binding, although Lessor may have waived one or more defaults by Lessee, extended the time of performance by Lessee, modified or amended said Lease, released, returned or misapplied other collateral given later as additional security, including other guaranties, released Lessee from the performance of its obligations under said Lease or consented to any assignment of the Lease or sublease of the demised premises. Discharge in bankruptcy of Lessee or its obligations shall not release the undersigned.

If this Guaranty is signed by more than one person, their obligation shall be joint and several, and the release of one guarantor shall not release any other guarantor. This Guaranty shall be binding upon the undersigned and respective heirs, executors, administrators, representative, successors and assignee.

DATED this _____________ day of ___________ 19____.

Guarantor:                                 Guarantor:
Name: Waived                               Name: Waived
Home Address:______________________        Home Address:_______________________
___________________________________        ____________________________________
SS#________________________________        SS#_________________________________

By:                                        By:
___________________________________        ____________________________________
___________________________________        ____________________________________
Witnessed:                                 Witnessed:
___________________________________        ____________________________________

                                    EXHIBIT C

                                  SIGN CRITERIA

                       Attached to and forming part of the
                               AGREEMENT OF LEASE

                    Leased to Fountain Pharmaceuticals, Inc.

                             Dated December 18, 1997


This sign criteria has been established for the mutual benefit of B.D.B.P., Ltd.,the Lessor, and Lessee. Conformance will be strictly enforced; any installed nonconforming or unapproved sign shall be brought into conformance at the sole expense of the Lessee. Further, the purpose of this criteria is to assure consistent design, fabrication techniques, and materials with regards to Lessee identification.

I.       GENERAL REQUIREMENTS
         --------------------

         1. Each Lessee (or representative) must submit two (2) sets of scale drawings of proposed signage for approval by Lessor or his appointed agent. Lessee shall be responsible for all costs, expenses, fees, and taxes relating to building, installing, and permitting their signs.

         2. Necessary City of Pinellas Park sign permits must be obtained by Lessee prior to installation of signs.

         3. No signs, advertisements, notices, or other lettering shall be displayed, exhibited, inscribed, painted, or affixed on any part of the building, including storefront windows and Lessee doors, unless covered specifically by this criteria.

         4. No notices, decals, credit card acceptance information, security system emblems, sales signs, or any other display shall be attached directly in the windows outside the building or the door of any Lessee's leased space unless expressly approved by Lessor.

         5. No freestanding signs whether temporary or permanent large, small, cardboard, plastic, metal or glass on a stand of any kind or sandwich-type board, will be allowed in front or adjacent to any Lessee space or anywhere else on the property or in the public right of way adjacent to the property, unless expressly approved by Lessor.

         6. No secondary exterior signs shall be placed on building wall elevations.

II.      LESSEE SIGNAGE
         --------------

         1. Window signage is subject to Lessor or his appointed agent's approval and must meet specifications as required by city or government authority approval.

         2. Letter style and logo are optional but subject to Lessor's approval.

         3. No clips or mounting devices will be visible. No labels will be directly visible.

         4. All signs must comply with all applicable building and electrical codes.

         5. Each Lessee who has a non-customer door may install signage to said door. Such signage, location, and color to be coordinated and approved by Lessor.

         6. No sign shall be installed or altered after installation except with the permission of the lessor and his appointed agent and the appropriate city or other governmental authority.

                                    EXHIBIT D

                                  LESSOR'S WORK

                       Attached to and forming part of the
                               AGREEMENT OF LEASE

                    Leased to Fountain Pharmaceuticals, Inc.

                             Dated December 18, 1997

Lessor will at Lessors expense not to exceed $35,000 modify premises as agreed to include:

         1. Add demising wall and doors to men's and women's bathrooms now shared with other tenant for exclusive use of Lessee.

         2. Eliminate three doors to common bathroom area.

         3. Change sink from present break room to new break room in warehouse area.

         4. Add offices in warehouse area.

         5. Air condition warehouse behind 7245 and put in demising wall to close opening to warehouse behind 7247and add bathroom fire wall for production and supply room and water sewer and electrical as required and installation of air lines and compressor.

All of the above work to be completed no later than January 31, 1998.

If Lessor spends less than $35,000 the savings will be discounted from Lessee's future rents.

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

         Amendment to Lease Agreement, dated this 20th day of March, 1998, between Highwoods/Florida Holdings Partners, L.P./Highwoods Realty GP Corporation, its Authorized Agent, ("Landlord"), and Fountain Pharmaceuticals, Inc. ("Tenant").

                                   Witnesseth:

         Whereas, the parties hereto entered into an Office Lease Agreement dated the 18th day of December, 1997, hereinafter referred to as the "Prime Lease"); and

         Whereas, Landlord and Tenant desire to modify the Prime Lease by this First Amendment to Lease Agreement (?Agreement?), to extend the Premises to include the rear warehouse area at 7247-R Bryan Dairy Road, through the 31st day of December 2002, and to provide for rent and related matters.

         Now, therefore, in consideration of the mutual covenants herein contained and other good and valuable consideration, it is covenanted and agreed between Landlord and Tenant that the Prime Lease is modified to read as follows:

         1. The above recitals are incorporated herein as if fully set forth.

         2. All words and phrases, unless otherwise defined herein, have the meanings attributed to them in the Prime Lease.

         3. From the 1st day of April 1998, the Premises shall mean Suite 7279 (deemed to consist of approximately 5,940 rentable square feet), Suite 7245 (deemed to consist of approximately 1,160 rentable square feet), and Suite 7247-R (deemed to consist of approximately 1,304 rentable square feet of air conditioned warehouse), for an aggregate deemed to consist of 8,404 rentable square feet.

         4. The Minimum Rent (not including calculation of sales tax) schedule shall be as follows:

         Period                     Premises                  Monthly
         ------                     --------                  -------

         Year 1                  7279 and 7245               $6,000.00
         4/1/98 - 12/31/98       7247R                         $706.33
         Year 2                  7279 and 7245               $6,208.33
         Year 2                  7247R                         $741.65
         Year 3                  7279 and 7245               $6,395.03
         Year 3                  7247R                         $778.73
         Year 4                  7279 and 7245               $6,595.08
         Year 4                  7247R                         $817.67
         Year 5                  7279 and 7245               $6,800.00
         Year 5                  7247R                         $858.55

Each and every installment of rent shall be accompanied by the applicable sales tax. In addition, the Tenant shall continue to pay all other Additional Rents and such other amounts as required by the Prime Lease. All amounts due from Tenant to Landlord under the Prime Lease as herein modified shall be deemed ?rent?.

         5. Except as set forth herein, the Prime Lease as modified herein remains in full force and effect in accordance with its terms and provisions; and Landlord and Tenant do hereby ratify, adopt, and confirm its terms and provisions and its terms and provisions shall remain in full force and effect.

March 16, 1998

         6. Tenant acknowledges and agrees that through the date hereof, Landlord, its predecessors in interest, and their respective partners, directors, officers, employees and agents have fully and completely performed all of the obligations on their part to be performed under the Prime Lease as modified and amended, and thus Tenant has no claim or cause of action against them under the Prime Lease or otherwise.

         7. Landlord hereby acknowledges and agrees that it shall be responsible for paying to Highwoods Properties, Inc., a leasing commission pursuant to a separate agreement between Landlord and such party. Landlord and Tenant represent and warrant that they neither consulted nor negotiated with any broker or finder with respect to the Premises, except as set forth herein. Landlord and Tenant agree to indemnify, defend, and save the other harmless from and against any claims for fees or commissions from anyone other than the brokers as set forth herein, with whom they have dealt in connection with the Premises or this Amendment to Lease including attorneys' fees incurred in connection with the defense of any such claim.

         8. The Prime Lease as modified herein is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein or therein. No course of prior dealings between the parties, their officers, employees, agents, or affiliates shall be deemed relevant or admissible to supplement, explain or vary any of the terms and provisions of the Prime Lease as modified. No representations, understandings or agreements have been made or relied upon in the making of this Agreement other than set forth herein.

         9. Landlord and Tenant agree that should any provision in this Agreement disagree with or conflict with any provision in the Prime Lease, the provision in this Agreement will control.

         10. This Agreement is submitted to Tenant on the understanding that it will not be considered an offer and will not bind Landlord in any way until (a) Tenant has duly executed and delivered duplicate originals to Landlord and (b) Landlord has executed and delivered one of such originals to Tenant.



SIGNATURE PAGE TO FOLLOW



March 16, 1998

         IN WITNESS OF THIS AGREEMENT, Landlord and Tenant have properly executed it as on the dates set out below.

                                        LANDLORD:
                                        HIGHWOODS FLORIDA HOLDINGS, L.P.
                                        BY: HIGHWOODS PROPERTIES, INC. As Agent


WITNESSES AS TO LANDLORD:

/s/ Sue Wallace                         By: /s/ Richard A. Nash
----------------------------            -----------------------------
                                        Richard A. Nash
Sue Wallace                             Its: Vice President
----------------------------
(Print name as signed above)
                                        Dated: March 20, 1998
/s/ Karen Meyers
----------------------------
Karen Meyers
----------------------------
(Print name as signed above)

                                        TENANT:

WITNESSES AS TO TENANT:                 FOUNTAIN PHARMACEUTICALS, INC.

/s/ Francis J. Werner                   By: /s/ John C. Walsh
----------------------------            ----------------------------
Francis J. Werner                       Its: President
----------------------------
(Print name as signed above)
                                        Dated: March 20, 1998
/s/ Weldon Crow
----------------------------

Weldon Crow
----------------------------
(Print name as signed above)


March 16, 1998
                                  Page 3 of 3